Exhibit 99.1

SECOND AMENDMENT TO REVOLVING AND TERM LOAN AGREEMENT

THIS AMENDMENT (the “ Second Amendment”) is effective as of March 31, 2011 and is made by and among PNC Bank, National Association, successor to National City Bank (the “Bank”), EXPRESS-1 EXPEDITED SOLUTIONS, INC., a Delaware corporation (“Borrower”), whose address is 429 Post Road, Buchanan, Michigan  49107, Express 1, Inc., a Michigan corporation, Concert Group Logistics, Inc., a Delaware Corporation, Bounce Logistics, Inc., a Delaware Corporation, and LRG International, Inc., a Delaware corporation, (collectively the “Guarantors” or individually a “Guarantor”) whose address is 429 Post Road, Buchanan, Michigan  49107.  This Second Amendment amends a certain Revolving and Term Loan Agreement made as of January 31, 2008 among National City Bank, Borrower, Express-1 Dedicated, Inc. and all of the Guarantors, except LRG International, Inc., as amended by an Amendment to Revolving and Term Loan Agreement made as of March 31, 2010 among the Bank, the Borrower and the Guarantors (collectively referred to herein as the “Agreement”).  Subsequent to January 31, 2008, and prior to the date of the March 31, 2010 Amendment, Express-1 Dedicated, Inc. (“Dedicated”) was dissolved and liquidated.

The purpose of this Second Amendment and of certain documents to be executed pursuant hereto is to document certain changes to the loan arrangements established by the Agreement including, but not limited to:  (1) an extension of the Maturity Date of the Line of Credit Note to March 31, 2013; (2) elimination of the Borrowing Base which restricted the amount that could be advanced under the Line of Credit Note and elimination of Borrowing Base Report which was a certification of the amount of the Borrowing Base provided periodically by Borrower to the Bank; and (3) the addition of a requirement for the Borrower to submit periodically to the Bank a compliance certificate certifying Borrower’s compliance with certain covenants of the Agreement.

The terms of the Agreement are amended as described in this Second Amendment.  The terms of the Agreement shall remain in full force in effect, except to the extent amended, eliminated or added to by the terms of this Second Amendment.

In consideration of the foregoing and the terms and conditions set forth below, the Bank, the Borrower and the Guarantors agree as follows:

DEFINITIONS

Capitalized Terms used in this Second Amendment will have the meanings set forth in the Agreement, unless otherwise specified in this Second Amendment.

A.           The term “Line of Credit Note” as defined in the Agreement shall be revised in its entirety to read as follows:  The term “Line of Credit Note” means the $10,000,000 Revolving Note of even date with the Second Amendment given by the Borrower as maker to the Bank as payee.  References in the Agreement to a Line of Credit of up to $11,000,000 or to the maximum amount of credit available under the Line of Credit Note being $11,000,000 shall be deemed to mean $10,000,000.

B.           The term “Maturity Date” as defined in the Agreement shall be revised in its entirety to read as follows:  The term “Maturity Date” means March 31, 2013.

C.           The Agreement is hereby amended by removing the terms “Borrowing Base”, “Borrowing Base Report”, and “Combined Eligible Receivables.”

D.           The term “Compliance Certificate” shall have the meaning set forth in Article II, Section B of this Second Amendment.

ARTICLE I

REVOLVING LOAN

A.           Elimination of Borrowing Base Advance Formula.  Section 1.2 of the Agreement shall be revised in its entirety to read as follows:  From time to time prior to the Maturity Date, the Bank agrees to lend and relend to Borrower such amounts as Borrower may request under the Line of Credit, provided that the aggregate outstanding principal amount of all borrowings made by Borrower shall not at any time exceed $10,000,000.  All advances under the Line of Credit shall be evidenced by the Line of Credit Note.  The Line of Credit shall bear interest and be payable in the manner described in the Line of Credit Note.  Although the Line of Credit Note shall be expressed to be payable in the maximum amount of the Line of Credit, Borrower shall be obligated thereunder to pay only the unpaid balance of amounts advanced to Borrower together with interest thereon.  The Bank’s books and records showing the amount of such advances shall be prima facie evidence of Borrower’s indebtedness to the Bank therefore.  At the request of the Bank, prior to each disbursement of loans by the Bank under the Line of Credit, Borrower shall, at its expense, furnish the Bank with such instruments, title and lien searches, documents, opinions, appraisals, certificates or certified resolutions as the Bank and its counsel shall reasonably require to assure the Bank that at the time of each disbursement Borrower is not in default under this Agreement.  Upon the Bank’s receipt of notice from Borrower of Borrower’s desire for advances under the Line of Credit, the Bank shall disburse such loans on the same business day as it receives such notice, if such notice is received by 3:00 p.m. or the next business day if such notice is not received by 3:00 p.m.; provided, that: (i) no Event of Default has occurred which has not been cured by Borrower or waived in writing by the Bank; (ii) no event has occurred, which with notice and/or the passage of time, could become an Event of Default and which has not been cured by Borrower or waived in writing by the Bank; and (iii) the outstanding balance of the Line of Credit Note does not and will not, after such advance is disbursed, exceed $10,000,000.  In the event that the aggregate outstanding advances under the Line of Credit exceed the $10,000,000 at any time, Borrower shall immediately make principal reduction payments to the Bank sufficient to reduce the outstanding balance under the Line of Credit to less than $10,000,000.  Borrower’s failure to make such reductions within 24 hours after written, facsimile, oral or other notice is given by the Bank to Borrower of the need for such reductions shall constitute an Event of Default by Borrower under this Agreement.

ARTICLE II

CONDITIONS OF BORROWING

A.           Conditions Continue to Apply.  The conditions described in Article II of the Agreement continue to apply to the credit arrangements described in the Agreement as amended by this Second Amendment, provided however that: (a) the Bank has not required that an opinion of counsel, as described in Section 2.3 of the Agreement be provided in connection with the changes described in this Second Amendment; and (c) the obligation of the Borrower and the Guarantors to reimburse the Bank for out-of-pocket costs as described in Section 2.10 of the Agreement shall apply to costs incurred with respect to this Second Amendment and the financing arrangements described herein, but shall not be limited to $8,000 as provided in the Agreement.

B.           Compliance Certificate.  A new Section 2.14 shall be added to the Agreement which shall read as follows:  Within fifteen (15) days after the end of each calendar month Borrower shall provide to the Bank a certificate (the “Compliance Certificate”), certified by the Chief Financial Officer of Borrower (or such other officer of Borrower acceptable to the Bank) to be true and complete to the best of the officer's knowledge and belief as of the end of such month, which is in form and detail satisfactory to Bank, and which states that: (1)  no Events of Default exist under the Loan Documents and no event has occurred which with the passage of time, the giving of notice or both would constitute an Event of Default; (2) Borrower has performed all of its obligations under the Loan Documents, and all of the representations and warranties made by the Borrower in the Loan Documents are true and correct as of the date of the report; and (3) containing calculations in form and detail satisfactory to the Bank manifesting compliance with the financial covenants contained in Subsections 5.1.A and 5.1.B of the Agreement.  The first Compliance Certificate shall be in the form attached to this Second Amendment.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

A.           Certain Governing Documents.  Borrower and Guarantors represent and warrant to the Bank that their Articles of Incorporation and Bylaws which were provided to the Bank in connection with the closing of the financing arrangements described in the January 31, 2008 Agreement were complete, correct and accurate and that there have been no changes, additions or deletions with respect to any such documents, except as provided to the Bank in connection with the Amendment dated March 31, 2010 and in connection with this Second Amendment.  Borrower and Guarantors further represent and warrant to the Bank that the Articles of Incorporation and Bylaws which have been provided to the Bank through the date of this Second Amendment are complete, correct and accurate.

B.           Guarantees.  Borrower and Guarantors represent and warrant to the Bank that the Continuing Guaranty Agreements executed and delivered by them in connection with the financing arrangements described in the Agreement which were effective on January 31, 2008, or in connection with the Amendment dated March 31, 2010, remain in full force and effect and are valid and binding obligations of each of the Guarantors, as applicable, which are legally enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy laws, insolvency laws or other laws effecting creditors rights generally.

C.           Reaffirmation of Representations and Warranties.  The representations and warranties set forth in the Agreement (whether in Article II, Article III or elsewhere in the Agreement) shall apply to this Second Amendment and the financing arrangements described in this Second Amendment except as otherwise specifically provided in this Second Amendment.  All representations, warranties and facts set forth in the Security Agreements, the Loan Documents and all other documents executed and delivered to the Bank in connection with the Agreement and this Second Amendment, including but not limited to any “Related Writing:” as defined in the Notes remain true and correct as of the date of this Second Amendment except to the extent specifically amended by this Second Amendment and/or the Loan Documents executed and delivered pursuant hereto.

ARTICLE V

AFFIRMATIVE COVENANTS

A.           Elimination of Receivables, Payables and Borrowing Base Reporting.  The Agreement is hereby amended by removing Subsection 5.4(a) in its entirety.

ARTICLE VI

DEFAULTS

A.           Credit Limit.  Section 6.2 of the Agreement shall be revised in its entirety to read as follows:  The outstanding balance of the Line of Credit Note exceeds $10,000,000 for twenty-four (24) hours after notice (as described in Section 1.2 above) of such default has been given to Borrower by the Bank.

ARTICLE VIII

MISCELLANEOUS

A.           Entire Agreement.  This Second Amendment, and the Agreement, collectively the “Amended Agreement”, including all Agreements referred to or incorporated into the Amended Agreement and the background of the Agreement and this Second Amendment, (which background is incorporated as covenants of the parties) constitute the entire agreement among the parties relating to the subject matter of the Amended Agreement.  The Amended Agreement supersedes all prior Agreements, commitments and understandings among the parties relating to the subject matter of the Agreement and the Second Amendment and cannot be changed or terminated orally and shall be deemed effective as of the date noted above.  No modification or amendment of the Loan Documents or waiver of any provision thereof shall be effective without the Bank’s prior written consent.

Signatures are on the following page.

Signature page of Second Amendment to Revolving and Term Loan Agreement effective as of March 31, 2011, among the parties listed below.

Bank:	PNC Bank, National Association

By:
Jason Manchesky
	Its:	Vice President

Borrower:	EXPRESS-1 EXPEDITED SOLUTIONS, INC.

By:
Michael R. Welch
	Its:	Chief Executive Officer

Guarantors:	Express 1, Inc.

By:
Michael R. Welch
	Its:	Chief Executive Officer

Concert Group Logistics, Inc.

By:
Michael R. Welch
	Its:	Chief Executive Officer

Bounce Logistics, Inc.

By:
Michael R. Welch
	Its:	Chief Executive Officer

LRG International, Inc.

By:
Michael R. Welch
	Its:	Chief Executive Officer

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